UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009

Metabasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2009, Metabasis Therapeutics, Inc., a Delaware corporation (“Metabasis”), entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) with Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”), Moonstone Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Ligand (“Merger Sub”) and David F. Hale as Stockholders’ Representative. The Amendment is made with regard to the Agreement and Plan of Merger dated October 26, 2009, by and among Parent, Merger Sub, the Company and the Stockholders’ Representative (the “Agreement”). The Agreement provides that Merger Sub will be merged with and into Metabasis (the “Merger”), with Metabasis continuing as the surviving corporation and a wholly-owned subsidiary of Ligand.

The Amendment clarifies certain items in the Agreement and in each of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A, the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B, the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C and the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D, respectively.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Important Additional Information

On November 25, 2009, Ligand filed with the SEC a registration statement on Form S-4 (“Registration Statement”), which included Metabasis’ preliminary proxy statement and other materials relevant to the proposed Merger and related transactions. The definitive proxy statement will be sent or given to the stockholders of Metabasis. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, INVESTORS AND STOCKHOLDERS OF METABASIS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Metabasis with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to Metabasis’ Investors page on its corporate website at www.mbasis.com or by directing a written request to Metabasis at 11119 North Torrey Pines Road, La Jolla, CA 92037 — Attention: Chief Financial Officer.

Metabasis and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Metabasis stockholders in connection with the Merger. Certain directors and executive officers of Metabasis may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, compensation for acting as the Stockholders’ Representative, vesting of equity awards, or rights to severance payments in connection with the Merger. Additional information regarding the directors and executive officers of Metabasis and their interests in the Merger is contained in the definitive proxy statement.

Ligand and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Metabasis in favor of the proposed transaction. Information concerning Ligand’s directors and executive officers is set forth in Ligand’s proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on April 29, 2009, and Annual Report on Form 10-K filed with the SEC on March 16, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1*	Amendment to the Agreement and Plan of Merger, dated as of November 25, 2009, by and among Ligand Pharmaceuticals Incorporated, Moonstone Acquisition, Inc., Metabasis Therapeutics, Inc. and David F. Hale as Stockholders’ Representative

*	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on December 1, 2009 by Ligand Pharmaceuticals Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

By:	/s/ TRAN B. NGUYEN, M.B.A.
Tran B. Nguyen, M.B.A.
Vice President, Chief Financial Officer and Secretary

Date: December 2, 2009

EXHIBIT INDEX

Number	Description

10.1*	Amendment to the Agreement and Plan of Merger, dated as of November 25, 2009, by and among Ligand Pharmaceuticals Incorporated, Moonstone Acquisition, Inc., Metabasis Therapeutics, Inc. and David F. Hale as Stockholders’ Representative

*	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on December 1, 2009 by Ligand Pharmaceuticals Incorporated.